Exhibit D

NOT VALID UNLESS COUNTERSIGNED BY

TRANSFER AGENT. INCORPORATED UNDER

THE LAWS OF TH E STATE OF DELAWARE.

STONECASTLE FINANCIAL CORP.

NUMBER:	AUTHORIZED COMMON SHARES: 40,000,000	SHARES:
PAR VALUE:: $0.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER

Shares of STONECASTLE FINANCIAL CORP. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date:
[SEAL]

CHIEF EXECUTIVE OFFICER	SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT	Custodian
TEN ENT - as tenants by the entireties	(Cust)	(Minor)
JT TEN - as joint tenants with right of survivorship	under Uniform Gifts to Minors
and not as tenants in common	Act
(State)

Additional Abbreviations may also be used though not in the above list.

For Value Received,                                                               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                              Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                         Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED	SIGNATURE

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR. OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES. WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE CORPORATION. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE OR HIS LEGAL REPRESENTATIVES TO GIVE THE CORPORATION A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.